UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Buffalo	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 30, 2021, Columbus McKinnon Corporation (the “Company”) exercised an option pursuant to an accordion feature under its existing Amended and Restated Credit Agreement, dated as of May 14, 2021, with JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) as Administrative Agent and JPMorgan Chase Bank, PNC Capital Markets LLC, and Wells Fargo Securities LLC as joint lead arrangers and joint bookrunners (the “Credit Agreement”) to increase the principal amount of the Term Loan B facility by $75,000,000, which amount was then drawn in order to finance the previously announced acquisition of Garvey Corporation and pay associated deal expenses. The exercise of this accordion feature increased the outstanding principal amount of the Term Loan B facility from $443,875,000 to $518,875,000 as of November 30, 2021. No material amendment to the terms of the Term Loan B facility or the Credit Agreement was necessary for the Company to exercise this accordion feature. The material terms of the Credit Agreement have been previously disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 17, 2021.

Item 8.01	Other events.

On December 1, 2021, the Company issued a press release announcing that the acquisition of Garvey Corporation had closed. A copy of the press release is included as Exhibit 99.1 in this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated December 1, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Alan S. Korman
Name:	Alan S. Korman
Title:	Senior Vice President Corporate Development,
General Counsel and Secretary

Dated: December 1, 2021